Exhibit 99.1.a

           Certification of CEO and CFO Pursuant to
                    18 U.S.C. Section 1350,
                    As Adopted Pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Current Report on Form 8-K of Great Plains Energy Incorporated (the "Company") dated August 26, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bernard J. Beaudoin, as Chairman of the Board, President and Chief Executive Officer of the Company, and Andrea F. Bielsker, as Senior Vice President - Finance, Chief Financial Officer and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Bernard J. Beaudoin
Bernard J. Beaudoin
Chairman of the Board, President
    and Chief Executive Officer
Date:  August 26, 2002


/s/Andrea F. Bielsker
Andrea F. Bielsker
Senior Vice President - Finance,
    Chief Financial Officer and
    Treasurer
Date:  August 26, 2002

     This certification accompanies the Report pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.